UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

DOUGHERTY’S PHARMACY, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-27945

Delaware	75-2900905
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5924 ROYAL LANE, SUITE 250

DALLAS, TEXAS 75230

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 972-250-0945

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.

See the disclosures set forth under Item 2.01 of this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 15, 2019, the Company closed a sale of its subsidiary Dougherty’s Pharmacy El, Paso, LLC for a purchase price of $285,489.36, with $90,000 of the purchase price to be paid in three equal subsequent monthly installments.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 10, 2019, an annual meeting of the stockholders of Dougherty’s Pharmacy, Inc. (the “Company”) was held at The Hilton Dallas Park Cities, 5954 Luther Lane, Dallas, Texas 75225 in the Belclaire Room (the “Annual Meeting”), for the stockholders to vote on the following proposals:

Proposal 1: The election of two Class B Director to hold office until the 2022 annual meeting of stockholders and until his successor has been duly elected and qualified.

Proposal 2: To ratify the selection of Whitley Penn LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The foregoing proposals were the only proposals to be acted upon at the Annual Meeting. For information regarding such proposals, see the Company’s definitive proxy statement filed with the U.S. Securities Exchange Commission by the Company on May 8, 2018, with respect to the Annual Meeting.

At the close of business on April 30, 2019, the record date for the Annual Meeting, there were 23,097,914 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting (“Common Stock”). As the holders of 20,943,820 shares of Common Stock, having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at any meeting of the Company’s shareholders, were represented in person or by proxy at the Annual Meeting, a quorum was present.

Each of the foregoing proposals was adopted and approved by the shareholders at the Annual Meeting. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each of Proposals 1 and 2 presented at the Annual Meeting are set forth below:

Proposal 1: The election of Anthony J. LeVecchio and Will Cureton as Class B Directors to hold office until the 2022 annual meeting of stockholders and until his successor has been duly elected and qualified.

DIRECTOR CANDIDATES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony J. LeVecchio	10,363,853	52,588	0	0
Will Cureton	9,650,020	766,421	0	0

Proposal 2: To ratify the selection of Whitley Penn LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 20198.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,780,319	200,341	25,841	0

Item 8.01 Other Events.

At the June 10, 2019, annual meeting of the Company’s directors, Mr. James C. Leslie resigned his position as Chairman of the Board, and the Board appointed Mr. Troy Phillips to serve in that capacity. Mr. Leslie continues to serve as a Class C Director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2019

Dougherty’s Pharmacy, Inc.

By:	/s/ Stewart I. Edington
Stewart I. Edington Chief Executive Officer and Interim Chief Financial Officer (Duly Authorized Principal Executive Officer and Principal Financial Officer)

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